The Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Motif Human Evolution ETF, Goldman Sachs Motif Data-Driven World ETF, Goldman Sachs Motif Finance Reimagined ETF, Goldman Sachs Motif Manufacturing Revolution ETF, and Goldman Sachs Motif New Age Consumer ETF (the “Funds”) have not operated for a full year as of the end of the Reporting Period. The Registrant has provided annualized tracking difference and tracking error metrics in response to the Items above. Please note that the annualized metrics for the Funds do not reflect an actual full year of operation. The actual tracking difference and tracking error metrics may vary significantly from the annualized metrics stated above.